          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549

                       Form 8-K

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 24, 1999


              HIGH COUNTRY BANCORP, INC.
----------------------------------------------------------------
(Exact Name of Small business Issuer as Specified in its Charter)


      Colorado                 0-23409           84-1438612
------------------         --------------    ------------------
(State or Other            (Commission       (I.R.S. Employer
Jurisdicction of            File Number)     Identification No.)
Incorporation or
Organization)


130 West 2nd Street, Salida, Colorado          81201
----------------------------------------    ----------
(Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:(719) 539-2516
                                                   -------------

                    Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On May 24, 1999 the registrant announced that it is com mencing a stock repurchase program to acquire up to 10% of the Company's outstanding common stock, or approximately 132,250 shares, over a twelve month period. For more information, see the Company's press release, which is attached hereto as Exhibit
99.1 and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          Exhibit 99.1   Press Release dated May 24, 1999

                       SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly author-ized.

                                High Country Bancorp, Inc.



                                By: /s/ Larry D. Smith
                                    ---------------------------
                                    Larry D. Smith
                                    President


Date:  May 24, 1999